UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2018

Annual Report

to Shareholders

DWS International Growth Fund

(formerly Deutsche International Growth Fund

and Deutsche Global Growth Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights

30	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
46	Tax Information
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Board Members and Officers
57	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our Funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS International Growth Fund

Letter to Shareholders

Dear Shareholder:

Earlier this year, we adopted our existing European brand, DWS, globally. In connection with that change, “DWS” has replaced “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS International Growth Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Strategy and Process

Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing fundamental analysis, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.

The Fund returned 3.91% and slightly outperformed the 3.18% gain for its benchmark, the MSCI All Country World ex USA Index, in the 12-month period ended August 31, 2018.

International stocks, while posting a positive return, were quite weak when viewed in the context of the 19.66% gain for U.S. equities (as gauged by the S&P 500 Index). The period began on a favorable note, with international stocks performing well in the final four months of 2017. Boosted by the prospect of synchronized global growth, foreign equities surged to close out a year in which they outperformed the U.S. market for the first time since 2012. The positive trends started to wane early in February 2018, resulting in soft performance for the foreign markets through the end of the period and causing the asset class to trail the United States over the full 12 months. Market sentiment was depressed by emerging evidence that growth in the international economies had begun to slow, as well as by the European Central Bank’s announcement that it would begin unwinding its stimulative quantitative easing (QE) policy in 2019. European equities also faced the headwinds of the ongoing

4	|	DWS International Growth Fund

rise of populist political movements and, in the summer, concerns about Italy’s growing debt burden and the overall health of the European banking sector. Emerging-market equities experienced especially weak returns. Uncertainty regarding U.S. trade policy, together with financial and/or political instability in key markets such as Brazil, Argentina, Venezuela, and Turkey, caused the emerging markets to finish with a loss.

Returns for U.S.-based investors were reduced by the weakness in foreign currencies against the U.S. dollar. After performing well throughout 2017, most major foreign currencies began to decline in early 2018 once overseas growth showed signs of decelerating. The downturn continued through the end of August, taking nearly three percentage points off the index return for the full 12 months.

“The	Fund generated broad-based outperformance, as its holdings either exceeded or finished in line with the return of corresponding benchmark components across the majority of the 11 market sectors.”

Fund Performance

Two key factors played a role in the Fund’s outperformance versus its benchmark. First, the Fund’s emphasis on growth stocks enabled it to capitalize on the robust performance of faster-growing companies relative to both the value style and the market as a whole. Growth stocks’ strong showing can be attributed to both the cyclical and structural trends underpinning the asset class. For instance, growth companies generally have lower leverage and better debt-coverage ratios than their value counterparts, and they have produced higher returns on equity historically.

Individual stock selection was another key driver of the Fund’s positive results. The Fund’s holdings either exceeded or finished in line with the return of corresponding benchmark components across the majority of the 11 market sectors. Our widest margin of outperformance occurred in the consumer discretionary space, followed by information technology and financials. On the other hand, our selection detracted in health care and materials.

Canada Goose Holdings, Inc. and LVMH Moet Hennessy Louis Vuitton SE (France) were top performers in the consumer discretionary sector.

DWS International Growth Fund	|	5

Canada Goose, an apparel producer we held on the belief the company has a long runway for growth with the potential for meaningful geographic expansion, rallied due to sales results that came in well above expectations. LVMH, for its part, gained ground as the company outperformed across all segments of its business and profited from a recovery in Chinese demand for luxury goods.

Our outperformance in the information technology sector largely stemmed from investments in U.S. stocks that were held under the Fund’s prior global strategy, including MasterCard, Inc., EPAM Systems, Inc., and NVIDIA Corp. However, we also added value through positions in Capgemini SE (France) and ASML Holding NV (Netherlands).

In financials, Singapore-based DBS Group Holdings Ltd. — which experienced robust income growth stemming from its successful execution of its digitization strategy — was the leading contributor. A position in Ping An Insurance (Group) Company of China, Ltd. was another key contributor, as the stock was boosted by the combination of rising interest rates and new regulations that led to an acceleration in its profit margins. However, these gains were offset somewhat by the weaker showing of the Fund’s investments in China Life Insurance Co., Ltd., which suffered from slowing business growth, and ING Groep NV. ING, a Netherlands-based company that we see as one of the higher-quality banks in Europe. Still, the stock underperformed after reporting weak fourth quarter earnings due to higher-than-expected costs.

The Fund’s underperformance in health care largely stemmed from the U.S. biotechnology stocks Celgene Corp. and Allergan PLC,* both of which were hurt by a weaker pricing environment and concerns about their product pipelines. A position in ConvaTec Group PLC (United Kingdom),* which reduced its earnings guidance due to operational issues, was a further detractor of note. We sold both Allergan and ConvaTec from the portfolio. On the positive side, the health care sector was home to one of the Fund’s top performers for the period: Lonza Group AG. The Swiss biotechnology services company was boosted by its impressive growth in the consumer health and nutrition segments. In addition, investors cheered Lonza’s acquisition of a Capsugel, Inc.,* a high-quality U.S. company with robust profit margins.

Outside of health care, the gold-mining company Agnico Eagle Mines Limited was the largest detractor. The stock lost ground due to the

6	|	DWS International Growth Fund

persistent weakness in the price of gold, and we chose to reduce the position.

Outlook and Positioning

The Fund adopted a foreign large-cap growth strategy on October 1, 2017. The Fund’s Board approved of management’s proposal to reposition the portfolio from a focus on both U.S. and foreign growth stocks to an emphasis on growth stocks mainly outside of the United States. The Fund’s name changed to Deutsche International Growth Fund, and its benchmark changed from the MSCI World Index to the MSCI All-Country World Index ex USA Index. As a result of the change, much of our portfolio activity involved selling positions in U.S. equities and redeploying the proceeds into opportunities overseas. Our overall approach to stock selection remained the same, with a preference for companies that feature strong organic growth, solid competitive advantages and exposure to important secular trends.

From a sector standpoint, our bottom-up process led us to have the largest overweights in technology, health care, and industrials. Despite the technology sector’s outperformance over the last few years, we believe a number of tech companies (or those converging into the sector, including some in the consumer and industrials areas) can benefit from increasing spending activity and the adoption of new solutions such as cloud computing, cybersecurity, artificial intelligence and machine learning, e-gaming, the internet-of-things, etc. The Fund also had a modest overweight in the consumer discretionary sector, where we found a growing number of interesting ideas in Europe. Conversely, the portfolio was underweight in consumer staples, energy, materials, telecommunications services, and utilities.

At the geographic level, the Fund remained well diversified across all regions with the largest underweight in Japan and the most meaningful overweights in Germany and France. We also have renewed interest in identifying opportunities in the emerging markets, where domestic demand remains robust and intra-regional trade is strengthening.

*	Not held in the portfolio as of August 31, 2018.

DWS International Growth Fund	|	7

Portfolio Management Team

Sebastian P. Werner, PhD, Director

Lead Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

–	Portfolio Manager for Global and US Growth Equities: New York.

–

MBA in International Management from the Thunderbird School of Global Management; Masters Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.

Mark Schumann, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2003.

–	Portfolio Manager — European Equities: New York. Prior to his current role, he served in the Corporate Finance Division.

–	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI All Country (AC) World Index ex-USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Returns reflect reinvestment of dividends net of withholding taxes. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

8	|	DWS International Growth Fund

Performance Summary	August 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/18
Unadjusted for Sales Charge	3.91%	6.52%	4.57%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–2.06%	5.27%	3.95%
MSCI All Country World ex USA Index†	3.18%	5.43%	3.44%
MSCI World Index††	13.10%	10.23%	7.13%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/18
Unadjusted for Sales Charge	3.12%	5.73%	3.78%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.12%	5.73%	3.78%
MSCI All Country World ex USA Index†	3.18%	5.43%	3.44%
MSCI World Index††	13.10%	10.23%	7.13%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/18
No Sales Charges	3.60%	6.24%	4.27%
MSCI All Country World ex USA Index†	3.18%	5.43%	3.44%
MSCI World Index††	13.10%	10.23%	7.13%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 8/31/18
No Sales Charges		4.33%	9.81%
MSCI All Country World ex USA Index†		3.18%	11.42%
MSCI World Index††		13.10%	14.47%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/18
No Sales Charges	4.23%	6.80%	4.85%
MSCI All Country World ex USA Index†	3.18%	5.43%	3.44%
MSCI World Index††	13.10%	10.23%	7.13%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/18
No Sales Charges	4.31%	6.84%	4.90%
MSCI All Country World ex USA Index†	3.18%	5.43%	3.44%
MSCI World Index††	13.10%	10.23%	7.13%

DWS International Growth Fund	|	9

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2017 are 1.24%, 1.97%, 1.58%, 1.03%, 0.93% and 0.82% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to February 1, 2013, the Fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the Fund’s current investment strategy had been in effect.

Prior to October 1, 2017, the Fund operated with a different investment strategy. Performance may have been different if the Fund’s current investment strategy had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

10	|	DWS International Growth Fund

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

Effective on October 1, 2017, the comparative broad-based index changed from the MSCI World Index to the MSCI All Country World Index ex USA. The Advisor believes that the MSCI World Index ex USA more accurately reflects the fund’s current investment strategies.

*	R6 Class commenced operations on June 1, 2016.

†	MSCI All Country World Index ex USA captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries.

††

The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
8/31/18	$34.79	$32.70	$34.50	$34.85	$34.82	$34.85
8/31/17	$33.55	$31.71	$33.30	$33.56	$33.56	$33.58
Distribution Information as of 8/31/18
Income Dividends, Twelve Months	$.07	$—	$—	$.16	$.16	$.18

DWS International Growth Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/18	8/31/17
Common Stocks	98%	96%
Cash Equivalents	2%	3%
Preferred Stock	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/18	8/31/17
Information Technology	21%	23%
Financials	21%	20%
Industrials	16%	10%
Health Care	15%	21%
Consumer Discretionary	13%	11%
Materials	6%	4%
Consumer Staples	5%	8%
Energy	3%	2%
Telecommunication Services	—	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/18	8/31/17
Germany	15%	6%
France	11%	1%
Canada	9%	7%
China	9%	4%
Switzerland	9%	6%
United States	8%	51%
Japan	8%	4%
United Kingdom	6%	5%
Netherlands	4%	1%
Luxembourg	3%	1%
Sweden	3%	3%
Singapore	2%	2%
Others	13%	9%
	100%	100%

12	|	DWS International Growth Fund

Ten Largest Equity Holdings at August 31, 2018 (21.5% of Net Assets)		Country	Percent
1.	Lonza Group AG	Switzerland	3.1%
	Producer of chemicals and plastics
2.	Brookfield Asset Management, Inc.	Canada	2.4%
	Asset management company focused on the real estate and power generation sectors
3.	Fresenius Medical Care AG & Co. KGaA	Germany	2.3%
	Manufacturer that distributes equipments and products for dialysis patients
4.	Experian PLC	United Kingdom	2.2%
	Offers credit and marketing services
5.	Deutsche Boerse AG	Germany	2.1%
	Provider of financial services
6.	Alibaba Group Holding Ltd.	China	2.0%
	Operates as a holding company
7.	Allianz SE	Germany	1.9%
	Provider of multi-line insurance services
8.	Tencent Holdings Ltd.	China	1.9%
	Provides Internet, mobile, and telecommunication value-added services
9.	DBS Group Holdings Ltd.	Singapore	1.8%
	Provider of banking and financing services
10.	LVMH Moet Hennessy Louis Vuitton SE	France	1.8%
	Diversified luxury goods group

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

DWS International Growth Fund	|	13

Investment Portfolio	as of August 31, 2018

	Shares	Value ($)
Common Stocks 97.9%
Argentina 0.2%
Grupo Supervielle SA (ADR) (Cost $2,064,663)	133,000	909,720

Australia 0.5%
Australia & New Zealand Banking Group Ltd. (Cost $3,323,613)	149,000	3,159,925

Brazil 0.4%
Pagseguro Digital Ltd. “A”* (Cost $2,345,529)	87,113	2,516,695

Canada 9.1%
Agnico Eagle Mines Ltd. (a)	165,100	5,690,573
Alimentation Couche-Tard, Inc. “B”	140,000	6,702,835
Brookfield Asset Management, Inc. “A”	332,000	14,185,686
Canada Goose Holdings, Inc.*	108,500	6,590,648
Canadian National Railway Co.	102,000	9,071,356
Gildan Activewear, Inc.	97,000	2,858,713
Toronto-Dominion Bank	146,000	8,799,157

(Cost $39,006,731)		53,898,968

China 8.8%
Alibaba Group Holding Ltd. (ADR)*	67,600	11,830,676
China Life Insurance Co., Ltd. “H”	2,735,000	6,181,736
Minth Group Ltd.	904,633	3,705,552
Momo, Inc. (ADR)*	112,000	5,184,480
New Oriental Education & Technology Group, Inc. (ADR)	52,000	4,087,200
Ping An Healthcare and Technology Co., Ltd. 144A*	69,900	395,421
Ping An Insurance (Group) Co. of China Ltd. “H”	1,037,000	9,988,495
Tencent Holdings Ltd.	254,000	11,003,026

(Cost $44,685,437)		52,376,586

Denmark 0.7%
Chr Hansen Holding AS (Cost $3,507,046)	40,000	4,060,914

Finland 1.1%
Sampo Oyj “A” (Cost $6,192,465)	124,400	6,363,589

France 10.9%
Capgemini SE	68,000	8,741,608
LVMH Moet Hennessy Louis Vuitton SE	30,000	10,511,171
Schneider Electric SE	74,000	6,033,300
SMCP SA 144A*	215,137	5,975,806
Teleperformance	38,500	7,396,008
TOTAL SA	166,200	10,392,419
VINCI SA	93,000	8,912,331
Vivendi SA	250,000	6,485,690

(Cost $57,259,106)		64,448,333

The accompanying notes are an integral part of the financial statements.

14	|	DWS International Growth Fund

	Shares	Value ($)
Germany 14.6%
adidas AG	20,000	4,988,903
Allianz SE (Registered)	52,000	11,084,326
BASF SE	79,000	7,307,513
Continental AG	20,400	3,742,513
Deutsche Boerse AG	90,000	12,431,632
Deutsche Post AG (Registered)	117,000	4,265,721
Evonik Industries AG	248,000	9,243,377
Fresenius Medical Care AG & Co. KGaA	136,000	13,775,037
Infineon Technologies AG	176,600	4,493,347
LANXESS AG	77,500	6,088,366
SAP SE	28,200	3,391,809
Siemens AG (Registered)	46,637	6,061,913

(Cost $83,054,473)		86,874,457

Hong Kong 0.8%
Techtronic Industries Co., Ltd. (Cost $1,594,927)	782,501	4,785,481

Indonesia 0.4%
PT Bank Rakyat Indonesia Persero Tbk (Cost $2,005,891)	10,728,900	2,316,219

Ireland 1.3%
Kerry Group PLC “A” (Cost $4,888,390)	70,000	7,983,058

Italy 1.1%
Luxottica Group SpA (Cost $6,022,010)	99,000	6,563,902

Japan 7.8%
Daikin Industries Ltd.	72,500	9,246,017
FANUC Corp.	22,300	4,370,286
Hoya Corp.	125,000	7,309,198
Keyence Corp.	13,700	7,754,415
Komatsu Ltd.	182,000	5,177,770
MISUMI Group, Inc.	179,989	4,639,443
Mitsubishi UFJ Financial Group, Inc.	1,260,200	7,608,155

(Cost $43,207,684)		46,105,284

Korea 1.5%
Samsung Electronics Co., Ltd. (Cost $9,033,287)	202,000	8,792,076

Luxembourg 3.0%
Eurofins Scientific SE	16,000	9,033,420
Globant SA*	137,887	8,946,109

(Cost $11,808,492)		17,979,529

Macau 0.9%
Sands China Ltd. (Cost $5,676,319)	1,070,800	5,225,245

Malaysia 0.9%
IHH Healthcare Bhd. (Cost $5,005,324)	3,952,000	5,356,751

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	15

	Shares	Value ($)
Netherlands 4.4%
Adyen NV 144A*	388	272,024
ASML Holding NV	45,000	9,174,335
Core Laboratories NV	26,600	3,047,030
ING Groep NV	534,868	7,257,713
Koninklijke Philips NV	147,000	6,567,558

(Cost $24,714,558)		26,318,660

Norway 0.5%
Marine Harvest ASA (a) (Cost $1,730,463)	150,000	3,240,164

Singapore 1.9%
DBS Group Holdings Ltd. (Cost $9,426,692)	604,000	10,979,418

South Africa 1.0%
Naspers Ltd. “N” (Cost $5,923,100)	25,500	5,667,039

Sweden 2.9%
Assa Abloy AB “B”	302,000	6,155,481
Nobina AB 144A	766,000	5,645,441
Spotify Technology SA*	30,100	5,704,552

(Cost $14,343,997)		17,505,474

Switzerland 8.3%
Julius Baer Group Ltd.*	107,100	5,692,847
Lonza Group AG (Registered)*	57,150	18,390,596
Nestle SA (Registered)	117,000	9,823,533
Novartis AG (Registered)	104,740	8,686,099
Roche Holding AG (Genusschein)	27,000	6,707,867

(Cost $39,732,037)		49,300,942

Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $4,225,873)	698,000	5,817,613

United Kingdom 5.9%
Clinigen Healthcare Ltd.	172,682	2,233,139
Compass Group PLC	352,600	7,581,473
Experian PLC	535,500	13,329,582
Halma PLC	213,000	3,954,381
Prudential PLC	342,000	7,692,747

(Cost $29,610,973)		34,791,322

United States 8.0%
Activision Blizzard, Inc.	69,400	5,003,740
Amphenol Corp. “A”	37,000	3,499,460
Celgene Corp.*	33,000	3,116,850
Ecolab, Inc.	24,000	3,611,520
EPAM Systems, Inc.*	41,000	5,860,130

The accompanying notes are an integral part of the financial statements.

16	|	DWS International Growth Fund

	Shares	Value ($)
Marsh & McLennan Companies, Inc.	76,000	6,431,880
MasterCard, Inc. “A”	29,000	6,251,240
NVIDIA Corp.	23,200	6,511,776
Schlumberger Ltd.	61,000	3,852,760
Thermo Fisher Scientific, Inc.	15,000	3,586,500

(Cost $27,393,555)		47,725,856
Total Common Stocks (Cost $487,782,635)		581,063,220

Convertible Preferred Stock 0.1%
United States
Providence Service Corp. 5.5% (b) (Cost $572,300)	5,723	963,496

Warrants 0.0%
France
Parrot SA Expiration Date 12/15/2022* (b)	39,109	1,716
Parrot SA Expiration Date 12/22/2022* (b)	39,109	1,762

Total Warrants (Cost $0)		3,478

Other Investments 0.2%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	1,241,560

Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares,” 1.85% (c) (d) (Cost $5,731,305)	5,731,305	5,731,305

Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 1.96% (d) (Cost $9,939,066)	9,939,066	9,939,066

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $504,025,306)	100.9	598,942,125
Other Assets and Liabilities, Net	(0.9)	(5,389,224)

Net Assets	100.0	593,552,901

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	17

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2018 are as follows:

Value ($) at 8/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2018	Value ($) at 8/31/2018
Securities Lending Collateral 1.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares,” 1.85% (c) (d)
5,054,623	676,682	—	—	—	112,932	—	5,731,305	5,731,305
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 1.96% (d)
16,747,873	168,389,299	175,198,106	—	—	197,971	—	9,939,066	9,939,066
21,802,496	169,065,981	175,198,106	—	—	310,903	—	15,670,371	15,670,371

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at August 31, 2018 amounted to $5,420,571, which is 0.9% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)

Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended August 31, 2018.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

18	|	DWS International Growth Fund

The following is a summary of the inputs used as of August 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$909,720	$—	$—	$909,720
Australia	3,159,925	—	—	3,159,925
Brazil	2,516,695	—	—	2,516,695
Canada	53,898,968	—	—	53,898,968
China	52,376,586	—	—	52,376,586
Denmark	4,060,914	—	—	4,060,914
Finland	6,363,589	—	—	6,363,589
France	64,448,333	—	—	64,448,333
Germany	86,874,457	—	—	86,874,457
Hong Kong	4,785,481	—	—	4,785,481
Indonesia	2,316,219	—	—	2,316,219
Ireland	7,983,058	—	—	7,983,058
Italy	6,563,902	—	—	6,563,902
Japan	46,105,284	—	—	46,105,284
Korea	8,792,076	—	—	8,792,076
Luxembourg	17,979,529	—	—	17,979,529
Macau	5,225,245	—	—	5,225,245
Malaysia	—	5,356,751	—	5,356,751
Netherlands	26,318,660	—	—	26,318,660
Norway	3,240,164	—	—	3,240,164
Singapore	10,979,418	—	—	10,979,418
South Africa	5,667,039	—	—	5,667,039
Sweden	17,505,474	—	—	17,505,474
Switzerland	49,300,942	—	—	49,300,942
Taiwan	5,817,613	—	—	5,817,613
United Kingdom	34,791,322	—	—	34,791,322
United States	47,725,856	—	—	47,725,856
Convertible Preferred Stock	—	—	963,496	963,496
Warrants	—	—	3,478	3,478
Other Investments	1,241,560	—	—	1,241,560
Short-Term Investments (e)	15,670,371	—	—	15,670,371
Total	$592,618,400	$5,356,751	$966,974	$598,942,125

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the year ended August 31, 2018, the amount of the transfers between Level 2 and Level 1 was $169,903,848.

Transfers between price levels are recognized at the beginning of the reporting year.

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	19

Statement of Assets and Liabilities

as of August 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $488,354,935) — including $5,420,571 of securities loaned	$583,271,754
Investment in DWS Government & Agency Securities Portfolio (cost $5,731,305)*	5,731,305
Investment in DWS Central Cash Management Government Fund (cost $9,939,066)	9,939,066
Cash	1
Foreign currency, at value (cost $556,837)	513,574
Receivable for Fund shares sold	16,859
Dividends receivable	179,490
Interest receivable	16,454
Foreign taxes recoverable	615,829
Other assets	36,579
Total assets	600,320,911

Liabilities
Payable upon return of securities loaned	5,731,305
Payable for Fund shares redeemed	275,340
Accrued management fee	311,727
Accrued Directors’ fees	8,622
Other accrued expenses and payables	441,016
Total liabilities	6,768,010
Net assets, at value	$593,552,901

Net Assets Consist of
Undistributed net investment income	5,949,083
Net unrealized appreciation (depreciation) on:
Investments	94,916,819
Foreign currency	(47,144)
Accumulated net realized gain (loss)	(8,588,021)
Paid-in capital	501,322,164
Net assets, at value	$593,552,901

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

20	|	DWS International Growth Fund

Statement of Assets and Liabilities as of August 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($55,233,713 ÷ 1,587,819 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$34.79
Maximum offering price per share (100 ÷ 94.25 of $34.79)	$36.91
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,131,425 ÷ 126,333 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$32.70
Class R
Net Asset Value, offering and redemption price per share ($3,036,536 ÷ 88,016 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$34.50
Class R6
Net Asset Value, offering and redemption price per share ($62,984 ÷ 1,807.3 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$34.85
Class S
Net Asset Value, offering and redemption price per share ($516,794,638 ÷ 14,842,906 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$34.82
Institutional Class
Net Asset Value, offering and redemption price per share ($14,293,605 ÷ 410,173 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$34.85

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	21

Statement of Operations

for the year ended August 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,364,813)	$11,976,717
Income distributions — DWS Central Cash Management Government Fund	197,971
Securities lending income, net of borrower rebates	112,932
Other income	20,778
Total income	12,308,398
Expenses:
Management fee	4,005,728
Administration fee	622,438
Services to shareholders	821,889
Distribution and service fees	277,034
Custodian fee	136,938
Professional fees	118,140
Reports to shareholders	53,118
Registration fees	87,711
Directors’ fees and expenses	32,665
Other	57,828
Total expenses before expense reductions	6,213,489
Expense reductions	(36,249)
Total expenses after expense reductions	6,177,240
Net investment income (loss)	6,131,158

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	63,529,219
Foreign currency	(35,183)
Payments by affiliates (see Note F)	161,727
63,655,763
Change in net unrealized appreciation (depreciation) on:
Investments	(43,995,708)
Foreign currency	(63,160)
(44,058,868)
Net gain (loss)	19,596,895
Net increase (decrease) in net assets resulting from operations	$25,728,053

The accompanying notes are an integral part of the financial statements.

22	|	DWS International Growth Fund

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$6,131,158	$2,163,470
Net realized gain (loss)	63,655,763	35,459,517
Change in net unrealized appreciation (depreciation)	(44,058,868)	54,941,637
Net increase (decrease) in net assets resulting from operations	25,728,053	92,564,624
Distributions to shareholders from:
Net investment income:
Class A	(107,745)	—
Class R6	(304)	(14)
Class S	(2,518,202)	(696,298)
Institutional Class	(77,561)	(22,596)
Total distributions	(2,703,812)	(718,908)
Fund share transactions:
Proceeds from shares sold	25,293,856	23,415,481
Reinvestment of distributions	2,558,715	677,613
Payments for shares redeemed	(80,387,636)	(106,919,669)
Redemption fees	—	144
Net increase (decrease) in net assets from Fund share transactions	(52,535,065)	(82,826,431)
Increase (decrease) in net assets	(29,510,824)	9,019,285
Net assets at beginning of period	623,063,725	614,044,440
Net assets at end of period (including undistributed net investment income $5,949,083 and $2,667,506, respectively)	$593,552,901	$623,063,725

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	23

Financial Highlights

	Years Ended August 31,
Class A	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$33.55	$28.76		$28.49		$30.38	$25.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.04		.01		.05	.01
Net realized and unrealized gain (loss)	1.05	4.75		.26		(1.75)	4.80
Total from investment operations	1.31	4.79		.27		(1.70)	4.81
Less distributions from:
Net investment income	(.07)	—		—		(.19)	(.08)
Redemption fees	—	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$34.79	$33.55		$28.76		$28.49	$30.38
Total Return (%)[b,c]	3.91	16.66		.95		(5.62)	18.75

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	51		55		66	87
Ratio of expenses before expense reductions (%)	1.26	1.53		1.51		1.52	1.50
Ratio of expenses after expense reductions (%)	1.25	1.40		1.45		1.40	1.42
Ratio of net investment income (loss) (%)	.73	.14		.05		.17	.04
Portfolio turnover rate (%)	73	68		39		49	45

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS International Growth Fund

	Years Ended August 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$31.71	$27.38	$27.33	$29.18	$24.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.17)	(.19)	(.16)	(.20)
Net realized and unrealized gain (loss)	.98	4.50	.24	(1.69)	4.62
Total from investment operations	.99	4.33	.05	(1.85)	4.42
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$32.70	$31.71	$27.38	$27.33	$29.18
Total Return (%)[b,c]	3.12	15.81	.18	(6.34)	17.85

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	15	20	24	32
Ratio of expenses before expense reductions (%)	1.99	2.26	2.24	2.25	2.23
Ratio of expenses after expense reductions (%)	1.98	2.15	2.20	2.15	2.17
Ratio of net investment income (loss) (%)	.02	(.60)	(.71)	(.58)	(.72)
Portfolio turnover rate (%)	73	68	39	49	45

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	25

	Years Ended August 31,
Class R	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$33.30	$28.62	$28.42	$30.31	$25.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	(.02)	(.06)	(.02)	(.06)
Net realized and unrealized gain (loss)	1.05	4.70	.26	(1.76)	4.78
Total from investment operations	1.20	4.68	.20	(1.78)	4.72
Less distributions from:
Net investment income	—	—	—	(.11)	(.00	)*
Redemption fees	—	.00 *	.00 *	.00 *	.00	*
Net asset value, end of period	$34.50	$33.30	$28.62	$28.42	$30.31
Total Return (%)[b]	3.60	16.35	.70	(5.87)	18.46

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4	4	6
Ratio of expenses before expense reductions (%)	1.59	1.87	1.84	1.85	1.86
Ratio of expenses after expense reductions (%)	1.53	1.64	1.70	1.65	1.67
Ratio of net investment income (loss) (%)	.45	(.06)	(.21)	(.07)	(.20)
Portfolio turnover rate (%)	73	68	39	49	45

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS International Growth Fund

	Years Ended August 31,		Period Ended
Class R6	2018	2017	8/31/16[a]

Selected Per Share Data
Net asset value, beginning of period	$33.56	$28.74	$28.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.44	.13	(.00	)***
Net realized and unrealized gain (loss)	1.01	4.73	.33
Total from investment operations	1.45	4.86	.33
Less distributions from:
Net investment income	(.16)	(.04)	—
Net asset value, end of period	$34.85	$33.56	$28.74
Total Return (%)[c]	4.33	16.94	1.16	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	63	12	10
Ratio of expenses before expense reductions (%)	.89	1.32	1.22	*
Ratio of expenses after expense reductions (%)	.84	1.14	1.20	*
Ratio of net investment income (loss) (%)	1.26	.44	(.05	)*
Portfolio turnover rate (%)	73	68	39	[d]

[a]	For the period from June 1, 2016 (commencement of operations) to August 31, 2016.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended August 31, 2016.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	27

	Years Ended August 31,
Class S	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$33.56	$28.74		$28.40		$30.29	$25.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.13		.08		.13	.08
Net realized and unrealized gain (loss)	1.06	4.73		.26		(1.76)	4.79
Total from investment operations	1.42	4.86		.34		(1.63)	4.87
Less distributions from:
Net investment income	(.16)	(.04)		(.00	)*	(.26)	(.15)
Redemption fees	—	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$34.82	$33.56		$28.74		$28.40	$30.29
Total Return (%)[b]	4.23	16.94		1.20		(5.40)	19.07

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	517	538		521		571	672
Ratio of expenses before expense reductions (%)	.95	1.22		1.21		1.20	1.20
Ratio of expenses after expense reductions (%)	.94	1.15		1.20		1.15	1.17
Ratio of net investment income (loss) (%)	1.04	.41		.30		.43	.28
Portfolio turnover rate (%)	73	68		39		49	45

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS International Growth Fund

	Years Ended August 31,
Institutional Class	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$33.58	$28.75		$28.40		$30.29	$25.57
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.14		.11		.13	.09
Net realized and unrealized gain (loss)	1.08	4.74		.24		(1.76)	4.78
Total from investment operations	1.45	4.88		.35		(1.63)	4.87
Less distributions from:
Net investment income	(.18)	(.05)		(.00	)*	(.26)	(.15)
Redemption fees	—	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$34.85	$33.58		$28.75		$28.40	$30.29
Total Return (%)	4.31	17.00	[b]	1.24	[b]	(5.39)[b]	19.08	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	16		14		21	48
Ratio of expenses before expense reductions (%)	.87	1.11		1.17		1.18	1.17
Ratio of expenses after expense reductions (%)	.87	1.10		1.16		1.15	1.16
Ratio of net investment income (loss) (%)	1.07	.48		.39		.44	.32
Portfolio turnover rate (%)	73	68		39		49	45

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	29

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS International Growth Fund (formerly Deutsche International Growth Fund) (formerly Deutsche Global Growth Fund) (the “Fund”) is a diversified series of Deutsche DWS Global/International Fund, Inc. (formerly Deutsche Global/International Fund, Inc.) (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

30	|	DWS International Growth Fund

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces

DWS International Growth Fund	|	31

that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended August 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of August 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of August 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2018, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period

32	|	DWS International Growth Fund

end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

In addition, from November 1, 2017 through August 31, 2018, the Fund elects to defer qualified late year losses of approximately $8,466,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending August 31, 2018.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2018 and has determined that no provision for income tax and/ or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

DWS International Growth Fund	|	33

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in certain securities sold at a loss and expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$5,949,083
Net unrealized appreciation (depreciation) on all securities	$94,795,226

At August 31, 2018, the aggregate cost of investments for federal income tax purposes was $504,146,899. The net unrealized appreciation for all investments based on tax cost was $94,795,226. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $108,526,963 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $13,731,737.

In addition, the tax character of distributions paid to shareholders by the

Fund is summarized as follows:

	Years Ended August 31,
	2018	2017
Distributions from ordinary income*	$2,703,812	$718,908

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

34	|	DWS International Growth Fund

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended August 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $442,609,590 and $486,752,201, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period from September 1, 2017 through September 30, 2017, pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

DWS International Growth Fund	|	35

Effective October 1, 2017, pursuant to an Amended and Restated Investment Management Agreement with the Advisor, the Fund pays the Advisor a management fee, calculated daily and paid monthly, at the annual rate of 0.62% of the Fund’s average daily net assets.

Accordingly, for the year ended August 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.64% of the Fund’s average daily net assets.

For the period from September 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.39%
Class C	2.14%
Class R	1.64%
Class R6	1.14%
Class S	1.14%
Institutional Class	1.14%

For the period from October 1, 2017 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.27%
Class C	2.02%
Class R	1.52%
Class R6	1.02%
Class S	1.02%
Institutional Class	1.02%

In addition, for the period from October 1, 2017 through September 30, 2018, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.83%.

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual

36	|	DWS International Growth Fund

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.24%
Class C	1.99%
Class R	1.49%
Class R6	0.99%
Class S	0.99%
Institutional Class	0.99%

For the year ended August 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 4,674
Class C	1,543
Class R	2,205
Class R6	30
Class S	27,797
$ 36,249

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2018, the Administration Fee was $622,438, of which $50,212 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2018
Class A	$20,209	$5,333
Class C	2,943	706
Class R	508	126
Class R6	36	11
Class S	308,187	76,149
Institutional Class	512	125
	$332,395	$82,450

DWS International Growth Fund	|	37

In addition, for the year ended August 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$69,233
Class C	17,646
Class R	8,283
Class S	280,039
Institutional Class	3,357
$378,558

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% and 0.25% of average daily net assets of each of Class C and R shares, respectively. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended August 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2018
Class C	$102,314	$4,625
Class R	8,640	689
	$110,954	$5,314

In addition, DDI provides information and administrative services for a fee (“Servicing Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2018	Annual Rate
Class A	$123,761	$20,976	.24%
Class C	33,707	4,305	.25%
Class R	8,612	1,358	.25%
	$166,080	$26,639

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2018 aggregated $2,343.

38	|	DWS International Growth Fund

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2018, the CDSC for Class C shares aggregated $178. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,597, of which $8,061 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) shared in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The

DWS International Growth Fund	|	39

Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2018.

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

Year Ended August 31, 2018			Year Ended August 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	436,087	$15,122,253	266,999	$8,262,453
Class C	20,735	692,105	17,297	499,155
Class R	14,421	498,905	15,182	448,899
Class R6	1,704.3	58,932	—	—
Class S	200,071	6,998,946	444,710	13,493,298
Institutional Class	55,135	1,922,715	22,827	711,676
		$25,293,856		$23,415,481

Shares issued to shareholders in reinvestment of distributions
Class A	2,811	$98,170	—	$—
Class R6	8.71	304	.49	14
Class S	68,291	2,382,680	23,270	655,042
Institutional Class	2,222	77,561	802	22,557
		$2,558,715		$677,613

Shares redeemed
Class A	(356,468)	$(12,373,068)	(689,063)	$(20,728,906)
Class C	(369,910)	(11,978,265)	(275,534)	(7,966,850)
Class R	(33,210)	(1,143,250)	(39,118)	(1,185,382)
Class R6	(258.2)	(8,955)	—	—
Class S	(1,454,731)	(50,698,373)	(2,568,698)	(76,235,896)
Institutional Class	(121,904)	(4,185,725)	(26,448)	(802,635)
		$(80,387,636)		$(106,919,669)

Redemption fees		$—		$144

40	|	DWS International Growth Fund

Year Ended August 31, 2018			Year Ended August 31, 2017
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	82,430	$2,847,355	(422,064)	$(12,466,453)
Class C	(349,175)	(11,286,160)	(258,237)	(7,467,695)
Class R	(18,789)	(644,345)	(23,936)	(736,483)
Class R6	1,454.81	50,281	.49	14
Class S	(1,186,369)	(41,316,747)	(2,100,718)	(62,087,412)
Institutional Class	(64,547)	(2,185,449)	(2,819)	(68,402)
		$(52,535,065)		$(82,826,431)

F. Payment by Affiliate

During the year ended August 31, 2018, the Advisor agreed to reimburse the Fund $161,727 for commission costs incurred in connection with purchases and sales of portfolio assets due to certain changes in the principal investment strategy of the Fund. The amount reimbursed was 0.03% of the Fund’s average net assets.

DWS International Growth Fund	|	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS International Growth Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc., referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

42	|	DWS International Growth Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS International Growth Fund	|	43

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R and Class R6 limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2018 to August 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS International Growth Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/18	$998.00	$994.20	$996.50	$999.70	$999.40	$999.70
Expenses Paid per $1,000*	$6.30	$9.80	$7.65	$4.18	$4.74	$4.33

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/18	$1,018.90	$1,015.38	$1,017.54	$1,021.02	$1,020.47	$1,020.87
Expenses Paid per $1,000*	$6.36	$9.91	$7.73	$4.23	$4.79	$4.38

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS International Growth Fund	1.25%	1.95%	1.52%	.83%	.94%	.86%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

DWS International Growth Fund	|	45

Tax Information	(Unaudited)

For corporate shareholders, 22% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2018, qualified for the dividends received deduction.

For federal Income tax purposes, the Fund designates $14,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $943,250 and earned $5,604,886 of foreign source income year during the year ended August 31, 2018. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.33 per share as income earned from foreign sources for the year ended August 31, 2018.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

46	|	DWS International Growth Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche International Growth Fund’s (now known as DWS International Growth Fund) (formerly Deutsche Global Growth Fund) (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.) (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term

DWS International Growth Fund	|	47

relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

48	|	DWS International Growth Fund

underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, effective October 3, 2016, the Fund’s investment strategy and certain members of the portfolio management team were changed, and that, effective October 1, 2017, the Fund would further change its investment strategy. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that, effective October 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.62% in connection with changes to the Fund’s investment strategy. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by

DWS International Growth Fund	|	49

Deutsche AM. The Board noted that DIMA indicated that Deutsche AM managed an institutional account comparable to the Fund’s investment strategy as of July 31, 2017, but that Deutsche AM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s reduced investment management fee schedule would not include breakpoints, the Fund’s fee schedule would represent an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received

50	|	DWS International Growth Fund

by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS International Growth Fund	|	51

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

52	|	DWS International Growth Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

DWS International Growth Fund	|	53

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

54	|	DWS International Growth Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS International Growth Fund	|	55

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

56	|	DWS International Growth Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS International Growth Fund	|	57

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQCX	SCOBX	SGQIX
CUSIP Number	25156A 775	25156A 817	25156A 833	25156A 700
Fund Number	407	707	2007	1407

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SGQRX	SGQTX
CUSIP Number	25156A 825	25156A 643
Fund Number	1512	1607

58	|	DWS International Growth Fund

Notes

Notes

Notes

Notes

Notes

DIGF-2

(R-023989-8 10/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS INTERNATIONAL growth Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$79,047	$0	$0	$0
2017	$77,879	$1,500	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing and the above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Growth Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2018